                                                                   EXHIBIT 10.14

                            UNION BANK OF CALIFORNIA

                               SECURITY AGREEMENT
                             (Investment Accounts)

This Security Agreement ("Agreement") is made as of June 2, 1998, by and between Oasis Healthcare Holdings Corp. ("Debtor"), and UNION BANK OF CALIFORNIA, N.A. ("Bank"). In consideration of the financial accommodations given, to be given or continued, to Oacis Healthcare Systems, Inc. ("Systems"), Bank and Debtor agree to the following terms and conditions.

1.    GRANT OF SECURITY INTEREST; DELIVERY OF COLLATERAL; OBLIGATIONS SECURED.

      1.1 Debtor hereby grants Bank a security interest in the Collateral, as hereinafter defined.

      1.2 The security interest granted by Debtor to Bank secures payment and performance of all of Systems present and future debts, obligations and liabilities to Bank, whether absolute or contingent, direct or indirect, liquidated or unliquidated, arising in connection with (a) that certain promissory note by Systems in favor of Bank dated June 2, 1998, and any renewals, extensions, modifications and substitutions thereof, and (b) any obligation arising in connection with System's depository relationship with Bank, including cash management and ACH services, and whether or not secured by assets in addition to the Collateral, except: any "consumer credit" indebtedness under the Federal Truth in Lending Act and regulations thereunder unless the Collateral and type of security interest granted to Bank under this Agreement is disclosed at the time incurred if and as then required by such Act and regulations (the foregoing to be hereinafter collectively called "Obligations"). Any writing which evidences or is an agreement in respect to all or any portion of the Obligations is a "Loan Document".

2. COLLATERAL. The term "Collateral" means, collectively, (i) Debtor's securities account(s) described in Exhibit A hereto, all security entitlements, investment property and other financial assets now or hereafter credited to said securities account(s), and all of Debtor's rights in respect of said securities account(s) security entitlements, investment property and other financial assets; (ii) Debtor's deposit account(s) described in Exhibit A hereto; (iii) all other investment accounts of Debtor described in Exhibit A hereto, and all certificated securities, uncertificated securities and financial or other assets now or hereafter contained in said accounts; and (iv) all products, proceeds and revenues of and from the personal property described in clauses (i), (ii), and
(iii), above, together with all substitutions therefor and additions thereto including without limitation stock rights, rights to subscribe, liquidating dividends, stock dividends, cash dividends, interest, new securities and other property to which Debtor is or may hereafter become entitled to receive on account of such personal property (collectively, "Collateral Revenues"). Bank acknowledges that Debtor maintains additional deposit and investment accounts with Bank that are not substitutions for the foregoing and are not collateral hereunder.

3. PERFECTION OF SECURITY INTEREST. It is the intent of Debtor and Bank that the security interest herein granted be perfected by "control" (as defined in Section 8-106 of the Uniform Commercial Code or the equivalent section of Division/Article 8 of the Commercial Code, as amended from time to time, of the state whose law governs this Agreement). Debtor hereby agrees that it will join with Bank in taking any action required by Bank in order to perfect such security interest and protect the rights and priorities of Bank with respect to the Collateral. Debtor will, at Bank's request (i) duly endorse in blank, and deliver to Bank, each and every security certificate and instrument constituting Collateral by signing on said certificate or instrument or by signing a separate document of assignment or transfer; (ii) join with Bank in executing any instructions to, or agreement with, a securities intermediary for the purpose of obtaining control of each security account and each financial asset constituting Collateral; and (iii) instruct the issuer of any uncertificated security to transfer any such security to and register such security in the name of Bank. Debtor agrees that if any Collateral is being held by Bank in its capacity as a securities intermediary or pursuant to a safekeeping or similar agreement, Bank shall be deemed to possess such Collateral as a secured party for purposes of perfecting its security interest, and if there is any conflict between the terms of the agreement under which Bank is holding such Collateral and this Agreement, the terms of this Agreement shall prevail.

4. APPLICATION OF COLLATERAL REVENUES. So long as the Collateral Requirement is maintained and no Event of Default has occurred, as both those terms are hereinafter defined, Debtor may make withdrawals consisting solely of cash dividend and/or interest income from the securities account(s) in which Bank has herein been granted a security interest. If Debtor is out of compliance with the Collateral Requirement or an Event of Default has occurred,

Bank may take such steps as shall be necessary to preclude Debtor from making withdrawals of any type from such securities account(s), or to direct payment of all Collateral Revenues to Bank to be held in a non-interest bearing account, until such time as Debtor has complied with the provisions of Section
6.3 or until such Event of Default has been cured or waived by Bank, as the case may be. Bank's rights under the preceding sentence of this Section 4 are in addition to all other rights afforded Bank under this Agreement, or otherwise, including without limitation those set forth in Sections 10.1 and 10.2.

5.   DEBTOR'S COVENANTS. Debtor hereby represents, warrants and agrees that:

     5.1 Debtor has full and complete marketable title to the Collateral and the Collateral now is, and Debtor will at all times keep the Collateral free of all liens, encumbrances and claims of any kind or nature other than the security interest of Bank.

     5.2 Debtor will not sell, transfer or otherwise dispose of any of the Collateral or any interest therein to any individual or entity ("Person").

     5.3 The Collateral complies with all applicable laws, regulations, interpretations and orders concerning form, content and manner of preparation and execution.

     5.4 All the Collateral has been duly and validly issued and is fully paid for and non-assessable. Except for Collateral that Debtor has specifically designated in writing as "restricted stock" and/or "control stock" as defined by Securities and Exchange Commission Rule 144 in effect on the date of this Agreement, or as may be specifically stated to Bank in writing prior to the date hereof, all Collateral is transferable without prior notice to, or approval or consent from, any Person or governmental authority, and there exists no condition or restriction to or affecting the transfer of the Collateral.

     5.5 Debtor will pay when due and prior to delinquency all taxes, levies, assessments or other claims which are or may become liens against the Collateral.

     5.6 Debtor will neither make nor permit any material change in the nature, value or type of the Collateral without Bank's prior written consent.

     5.7 Debtor will deliver to Bank promptly or ensure that Bank promptly receives (i) all Collateral, (ii) except as otherwise provided herein, all Collateral Revenues, (iii) such specific acknowledgments, Regulation U Statement of Purpose forms or other agreements or writings as Bank may request relating to the Collateral, (iv) copies of records and other reports relating to the Collateral in such form and detail and at such times as Bank may from time to time require, and (v) such information as Bank reasonably requires from time to time regarding Debtor's financial condition or the Collateral and events which could affect either or both, and will permit Bank access at reasonable times to its records containing such information.

     5.8 Debtor will from time to time as required by Bank: execute and deliver to Bank, and file or record at Debtor's expense, all notices and other documents Bank deems necessary in order for it to maintain a first-priority perfected security interest and control over, the Collateral; and perform such other acts, and execute and deliver to Bank in, such additional assignments, agreements and instruments as Bank may request in connection with the administration and enforcement of this Agreement and Bank's rights, powers and remedies hereunder.

     5.9 Without Bank's prior written consent, Debtor will not change its name, mailing address, the nature of its business, or its legal structure, or, if Debtor is an issuer of any Collateral, issue, cause, permit or suffer any stock or other securities to be issued, except subject to this Agreement, and delivered to Bank hereunder.

     5.10 Debtor will not exercise or refrain from exercising any voting or consensual rights or powers relating to any Collateral if, in the judgment of Bank, such action would have a material adverse effect on the value of the Collateral.

6.   COLLATERAL REQUIREMENT.

     6.1 The Collateral shall be maintained by or on behalf of Debtor in an amount such that the Obligations secured hereby shall not at any time exceed an amount equal to: (A.) Ninety percent (90%) of the Pledged Value of the eligible collateral which are United States Government Treasury Bills, Bonds or Notes; and (B.) Eighty percent (80%) of the Pledge Value of the eligible collateral which are other government or corporate notes, bonds or commercial paper which are rated Baa or better as rated by Moody's Investor Service or BBB or better by Standard and Poors Corporation (the "Collateral Requirement").

     6.2 The "Pledged Value" of the Collateral shall be the aggregate current fair market value of the Collateral consisting of marketable securities, plus 100% of the value of Collateral Revenues consisting of cash or its equivalent then held by Bank hereunder. From time to time, Bank may, at its option, value the Collateral as of the preceding Business Day, as hereinafter defined (the "Valuation Date"), for the purpose of determining compliance with Section 6.1. Subject to the foregoing, the current fair market value of the Collateral shall be determined: (i) by reference to the lowest bid prices therefor appearing on the appropriate pages of, at Bank's option, the Telerate system or the Bloomberg system, or (ii) if dealer bids are used, with reference to the lower of two or more bids (at least one of which shall be in writing) from NASD member dealers making markets in the specific Collateral being valued, or (iii) by reference to any other source that commonly quotes values for such securities. "Business Day" means a day on which Bank's corporate headquarters is open for business to the public.

     6.3 If at any time Bank's Collateral valuation indicates a deficiency with respect to the Collateral Requirement, Bank shall give telephonic or other notice of such deficiency to Debtor, and Debtor shall immediately either (a) deliver to Bank additional Collateral, or (b) pay down the outstanding principal balance of the Obligations in an amount sufficient to comply with the Collateral Requirement.

     6.4 Bank shall not be liable to Debtor or any other Person for any loss or diminution in value of any Collateral or the proceeds thereof, irrespective of whether Debtor may retain hereunder the right to substitute Collateral. Bank shall not pay interest on the Collateral and does not assume responsibility for the earning of any income thereon.

7. SUBSTITUTION OF COLLATERAL. Except as and to the extent otherwise provided in Exhibit A hereto, and unless an Event of Default has occurred and is continuing, Debtor shall have the right, at any time after the date of Bank's initial receipt of Collateral sufficient to meet the Collateral Requirement, to deliver to Bank new Collateral in substitution for the Collateral or any portion thereof and to obtain the release of the Collateral or a portion thereof so substituted for by presenting to Bank: (i) a written request for such release specifying the Collateral to be released; (ii) new Collateral having a Pledged Value at least equal to the Pledged Value of the Collateral to be released;
(iii) a certificate executed by Debtor stating that: (a) following such release and substitution, the Collateral held by Bank will have a Pledged Value at least equal to the Collateral Requirement, and (b) the Collateral has been delivered in accordance with this Agreement and all actions necessary to be taken by Debtor to perfect Bank's first priority security interest in, and obtain control over, such Collateral have been duly taken and a valid first priority perfected security interest has been created in such Collateral in favor of Bank. Bank may, at its option, confirm the value of such substitute Collateral in accordance with the procedures specified in Section 6.2. Upon receipt of the items enumerated above and confirmation, if undertaken, of the value of such substitute Collateral, Bank shall promptly release or cause to be released the Collateral for which substitution has been made, together with any transfer instruments or documents in such form as may be required to achieve such transfer. Debtor may request substitution of Collateral when desired.

8. EXCESS COLLATERAL. Unless an Event of Default has occurred and is continuing, if at any time Debtor determines, in accordance with Section 6.2, that the Collateral has a Pledged Value equal to Collateral Requirement, Debtor may obtain the release of Collateral having a Pledged Value equal to such excess by presenting to Bank: (i) a written request for such release specifying the Collateral Debtor wishes released and (ii) a certificate executed by Debtor stating that, following such release, the remaining Collateral will have an aggregate Pledged Value at least equal to the Collateral Requirement. Bank may, at its option, confirm the value of the requested Collateral and the remaining Collateral in accordance with the procedures specified in Section 6.2. Upon receipt of the items enumerated above and confirmation, if undertaken, of the value of the requested and remaining Collateral, Bank shall release or cause to be released such requested Collateral, together with any transfer instruments or documents in such form as may be required to achieve such transfer. Debtor may submit a written request for the release of Collateral when desired.

9. EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an Event of Default:

     9.1 Debtor shall fail to pay any fees or other charges when due under this Agreement, or Debtor, Systems or any other Person shall fail to perform any obligation under this Agreement or any other Loan Documents, or any default shall occur under any Loan Document.

     9.2 Any representation or warranty made, or financial statement, certificate or other document provided, by Debtor or any guarantor of the Obligations ("Guarantor") to Bank shall prove to have been false or misleading.

     9.3 Debtor or any Guarantor shall fail to pay its debts generally as they become due or shall file any petition or action for relief under any bankruptcy, insolvency, reorganization, moratorium, creditor composition law, or any other law for the relief of or relating to debtors; an involuntary petition shall be filed under any such law against Debtor or any Guarantor, or a custodian, receiver, trustee, assignee for the benefit of creditors or other similar official shall be appointed to take possession, custody or control of the properties of Debtor or any Guarantor; or the death, incapacity, dissolution or termination of the business of Debtor or any Guarantor.

9.4      N/A

9.5      N/A

9.6      N/A

9.7 Any Person shall fail to perform its obligations under the terms of any promissory note, contract or other obligation that is held by Bank as Collateral; or Bank shall not have a first-priority perfected security interest in, and control over, or shall deem itself insecure with respect to the value of, any Collateral.

9.8      N/A

9.9      N/A

9.10 Any deterioration or impairment of any of the Collateral or any decline or depreciation in the value or the market price thereof (whether actual or reasonably anticipated), which causes the Collateral, in Bank's judgment, to become unsatisfactory as to character or value.

9.11 Bank reasonably determines, in good faith, that its security interest in the Collateral or the prospect of payment or performance under this Agreement or any Loan Document secured hereby is materially impaired.

9.12 Bank, in good faith, believes any or all of the Collateral, including any proceeds, to be in danger of misuse, dissipation, commingling, loss, theft, damage or destruction, or otherwise in jeopardy.

9.13     N/A

9.14 Debtor shall fail to perform any of its duties or obligations under this Agreement not specifically referenced in this Section 9.

10.      Bank's Rights On Default.

10.1 Upon the occurrence of an Event of Default, Bank shall be entitled to declare any of the Obligations immediately due and payable, and Bank shall have all rights provided in the California Uniform Commercial Code or otherwise available by law to take possession of any Collateral and sell and dispose of the same or any part thereof at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery, and at such price or prices as Bank may deem satisfactory. Bank may be the purchaser of any or all of the Collateral sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale) and thereafter hold the same free from any right or claim of whatsoever kind. Bank is authorized, an any such sale, if it deems it advisable so to do, to restrict the prospective bidders or purchasers of any of the Collateral to persons who will represent and agree that they are purchasing for their own account for investment, and not with a view to the distribution or sale of any of the Collateral. Upon any such sale Bank shall have the right to deliver, assign and transfer such Collateral sold to the purchaser. Each purchaser shall hold the Collateral, free from any claim or right of whatsoever kind, including without limitation any equity or right of redemption of Debtor, who or which, to the extent permitted by law, hereby waives any now existing or hereafter acquired rights of redemption, stay or appraisal. If notice to Debtor of any intended disposition of the Collateral is required by law in a particular instance, Bank shall give Debtor ten days' written notice of its intention to make any such public or private sale or sale at a broker's board or on a securities exchange. Such notice, in case of a public sale, shall state the time and place for such sale, and, in case of sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral or portion thereof, will first be offered for sale. Any public sale shall be held at such times within ordinary business hours and at such places as Bank may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot or in separate parcels. Bank shall not be obligated to make any such sale pursuant to any such notice. Bank may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or part of the Collateral on credit or for future delivery, the

     Collateral so sold may be retained by Bank until the selling price is paid by the purchaser thereof, but Bank shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. Bank, instead of exercising the power of sale herein conferred upon it, may proceed by a suit(s) at law or in equity to foreclose upon and sell the Collateral, or any portion thereof, under a judgment or decree of court(s) of competent jurisdiction. Debtor hereby agrees that any disposition of Collateral by way of a private placement or other method which, in the opinion of Bank, is required or advisable under Federal and state securities laws is commercially reasonable.

     10.2 Upon the occurrence and during the continuance of an Event of
     Default: All rights of Debtor to receive Collateral Revenues shall be suspended as set forth in Section 4. Debtor's right to exercise voting or consensual rights and powers with respect to the Collateral shall cease, and all such rights and authority to exercise such voting or consensual rights and powers shall inure to Bank. Any and all Collateral Revenues received by Bank may be retained by Bank as additional Collateral or, in Bank's sole discretion, may be applied toward the satisfaction of the Obligations. In such event Bank shall have the right and power to receive, endorse and collect all checks and other orders for payment of money made payable to Debtor representing any dividend or other distribution payable or distributable in respect of any Collateral.

11. COSTS AND EXPENSES. Debtor shall, to the extent permitted by applicable law, reimburse Bank promptly for all costs and expenses incurred by Bank in performing any agreement of Debtor which Debtor shall fail to perform, or in taking any other action which Bank deems necessary for the maintenance or preservation of any Collateral or Bank's interest therein.

12.  POWER OF ATTORNEY.

     12.1 Debtor hereby irrevocably appoints Bank, or any officer thereof, as Debtor's true and lawful attorney-in-fact coupled with an interest, with full power of substitution, to sign or endorse any instrument, document, or other writing necessary or desirable to transfer title or other rights to or in any of the Collateral; and to do all acts necessary or incidental to assert, protect and enforce Bank's rights in the Collateral and under this Agreement. Debtor agrees to reimburse Bank promptly upon demand for any expenses Bank may incur while acting as Debtor's attorney-in-fact. The power of attorney granted herein shall not be exercised except during the continuance of an Event of Default.

     12.2 At any time, during the continuance of an Event of Default, without notice, and at Debtor's expense, Bank in its name or in the name of Debtor may, but shall not be obligated to (i) collect by legal proceedings or otherwise, endorse, receive and receipt for all dividends, interest, principal payments and other sums now or hereafter payable upon or on account of the Collateral; (ii) make any compromise or settlement it deems desirable or proper with reference to the Collateral; (iii) participate in any recapitalization, reclassification, reorganization, consolidation, redemption, stock split, merger or liquidation of any issuer of any Collateral, and, in connection therewith, deposit or surrender control of the Collateral, accept money or other property in exchange for the Collateral, and take such action as it deems proper in connection therewith, and any other money or property received in exchange for the Collateral shall be applied to the Obligations or held by Bank thereafter as Collateral pursuant to the provisions hereof; (iv) cause Collateral to be transferred to its name (if not already in Bank's name) or to the name of its nominee; and (v) pursuant to Section 10.2, exercise as to the Collateral all the rights, powers and remedies of an owner.

13. WAIVERS OF DEBTOR. Debtor waives any right to require Bank to proceed against any Person, or to exhaust any Collateral or to pursue any remedy in Bank's power whatsoever. Bank shall not be required to make presentment, demand or protest, or give any notices thereof, or take any action to preserve rights against prior parties with respect to any of the Collateral. Debtor waives the right to plead any statute of limitations or any defense to the personal liability of Debtor as a defense to Bank's exercise of any right or remedy hereunder.

14.  BANK'S DUTIES.

     14.1 Bank's sole duty with respect to the Collateral in its possession shall be to use reasonable care in the custody and preservation thereof. Bank shall be deemed to have exercised reasonable care in the custody and preservation of such Collateral if such Collateral is accorded treatment substantially equal to that which Bank accords its own property, it being understood that Bank shall not have any responsibility for ascertaining or taking action with respect to calls, conversions, exchanges, maturities, declining value, tenders or other matters relative to any Collateral, regardless of whether Bank has or is deemed to have knowledge of such matters; or taking any steps to preserve any rights against any Person with respect to any Collateral. Under no circumstances shall Bank be responsible for any injury or loss to the Collateral, or any part thereof, arising from any cause beyond the reasonable control of Bank.

     14.2 Bank may at any time deliver or cause to be delivered the Collateral or any part thereof to Debtor, and Debtor's receipt shall be a complete and full acquittance for the Collateral so delivered, and Bank shall thereafter be discharged from any liability or responsibility therefor.

15. ASSIGNMENT. Debtor may not assign or transfer Debtor's obligations hereunder without Bank's prior written consent. Bank reserves the right to sell, assign or transfer its rights and duties under this Agreement, in whole or in part without notice to Debtor. In that connection, Bank may disclose all documents and information which Bank may have pertaining to this Agreement, Debtor or Debtor's business. On transfer of all or any part of the Indebtedness or a participation interest therein, Bank may transfer all or any part of or interest in the Collateral. Bank may deliver all or any part of the Collateral to any Debtor at any time. Any such transfer or delivery shall discharge Bank from all liability and responsibility with respect to such Collateral transferred or delivered. This agreement benefits Bank's successors and assigns and binds Debtor's heirs, legatees, personal representatives, successors and assigns. Debtor agrees not to assert against any assignee of Bank any claim or defense Debtor may have against Bank.

16. MODIFICATION AND WAIVER. Any forbearance or failure or delay by Bank in exercising any right, power or remedy hereunder, or acceptance of partial or delinquent payments, shall not be deemed a waiver thereof or of any other right hereunder, and any single or partial exercise of any right, power or remedy shall not preclude the further exercise thereof. No waiver or consent shall be effective unless it is in writing and signed by an officer of Bank. No waiver of a current breach shall be deemed a waiver of a future breach. Bank may cure any Event of Default at Debtor's expense.

17. MISCELLANEOUS. Time is of the essence of this Agreement and all its provisions. Debtor will execute any additional agreements, assignments, notices, filings or documents reasonably required by Bank to effectuate this Agreement or to preserve and protect any Collateral and Bank's rights. This Agreement shall be governed by the laws of the State of California and, unless otherwise defined or provided herein, all words used in this Agreement have the meanings given them in the California Uniform Commercial Code. Titles preceding any paragraph of this Agreement are for convenience only and are not a part of this agreement. All rights herein are cumulative and in addition to all rights available under law or contract. Any notices or other communications provided for or allowed hereunder shall be effective only when given by one of the following methods and addressed to the respective party at its address given with the signatures at the end of this Agreement and shall be considered to have been validly given (a) upon delivery, if delivered personally, or (b) upon receipt, if mailed upon placement in the United States mail, first class postage prepaid or if sent by overnight courier service of recognized standing, and (c) upon telephoned confirmation of receipt, if sent by telecopy or facsimile. Unless separate notice is requested in writing by any Debtor, notice given to any Debtor shall constitute notice to all Debtors. Should any one or more provisions of this Agreement be determined to be illegal or unenforceable, all other provisions nevertheless shall be effective. Except for the Loan Documents and documents and instruments referenced herein, this Agreement and any exhibits, schedules or addenda, constitute the entire agreement between Bank and Debtor in connection with the Collateral and supersede all prior understandings or agreements concerning the subject matter hereof.

18. INDEMNIFICATION. Debtor shall pay and protect, defend and indemnify Bank and Bank's employees, officers, directors, shareholders, affiliates, correspondents, agents and representatives (other than Bank, collectively "Agents") against, and hold Bank and each such Agent harmless from, all claims, actions, proceedings, liabilities, damages, losses, expenses (including without limitation attorneys' fees and costs) and other amounts incurred by Bank and each such Agent, arising from the matters-contemplated by this Agreement or any Loan Document; PROVIDED, HOWEVER, that this indemnification shall not apply to any of the foregoing incurred solely as the result of Bank's or any Agent's gross negligence or willful misconduct. This indemnification shall survive the payment and satisfaction of all Obligations.

19. REIMBURSEMENT. Debtor shall reimburse Bank for all costs and expenses, including without limitation reasonable attorneys' fees and disbursements (and fees and disbursements of Bank's in-house counsel) expended or incurred by Bank in any arbitration, mediation, judicial reference, legal action or otherwise in connection with (a) the negotiation, preparation, amendment, interpretation and enforcement of this Agreement, (b) any workout or attempted workout, (c) the rendering of legal advice as to Bank's rights, remedies and obligations under this Agreement or any of the Loan Documents, (d) collecting any sum which becomes due Bank under this Agreement or any Loan Document, (e) any proceeding for declaratory relief, counterclaim to any proceeding, appeal, contempt proceeding, discovery, or post-judgment motions and proceedings of any kind, including without limitation any action taken to collect or enforce any judgment, (f) the protection, preservation or enforcement of any rights of Bank,
(g) any motion, proceeding or other activity in connection with a case under Title 11 of the United States Code or any similar law, or (h) garnishment, levy and third party examinations.

20.  N/A.

21.   COPY. Each Debtor acknowledges receipt of a copy of this Agreement.

22. N/A DESIGNATION. Whenever "N/A" appears in this Agreement, it means that the section in which it appears is deemed deleted from this Agreement.

IN WITNESS WHEREOF, Debtor has executed this Agreement as of the date set forth in the preamble.

DEBTOR

Oacis Healthcare Holdings Corp.



   /s/  STEPHEN F. GHIGLIERI
-------------------------------------
        Stephen F. Ghiglieri
  VP Finance & Admin./CFO/Secretary



       /s/  JOHN C. KINGERY
-------------------------------------
           John C. Kingery
President/Chief Operating Officer

Address(es) of chief place(s) of business and chief executive office, or if none, residence:

300 Drake's Landing Road, Ste. 1000
Greenbrae, CA 94904

'                               SECURITY AGREEMENT
                                  EXHIBIT "A"


The following securities, deposit and other investment accounts in which Debtor now has or hereafter acquires any right, all security entitlements, investment property and financial and other assets now or hereafter credited to or contained in said accounts, and all products, proceeds, interest and revenues of and from said accounts and assets, together with any and all renewals, substitutions, exchanges or replacements thereof or of any of the assets contained therein ("Collateral"):

Custodial Account No. 20002370001

Additional Covenants: Debtor further agrees that Bank reserves the right at any time following and during the continuance of an Event of Default hereunder, and in its sole discretion, to limit and/or prohibit Debtor from effecting withdrawals (including withdrawals of cash dividend or interest income), sales, trades, transfers or exchanges of any Collateral held in said account or to place reasonable additional conditions upon such transactions.

DEBTOR

Oacis Healthcare Holdings Corp.


/s/ STEPHEN F. GHIGLIERI
-------------------------------------
Stephen F. Ghiglieri
VP Finance & Admin./CFO/Secretary


/s/ JOHN C. KINGERY
-------------------------------------
John C. Kingery
President/Chief Operating Officer